Subgroup Analysis of Head and Neck Cancer Patients Treated with Clonidine Mucobuccal Tablet in a Randomized, Double-Blind Phase 2 Trial (Study BA2009-28-01) Supports Further Clinical Development in Patients with Oropharyngeal Cancer

Andrew P. Mazar, Ph.D.
Chief Scientific Officer
Monopar Therapeutics, Inc.

Disclaimer, Forward-Looking Statements

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Severe Oral Mucositis (SOM) is the most common toxicity induced by CRT in OPC patients

WHO Oral Mucositis (OM) Scale

Grade 0	Grade 1	Grade 2	Grade 3	Grade 4
No change				
	Soreness/ erythema	Erythema/ulcers Can eat solid food	Ulcers/No solid food, liquid diet only	Oral alimentation not possible

- Most common acute oral side effect of chemoradiotherapy (CRT)
  - ➢ Incidence and severity are proportional to the intensity of radiation
- Clinical definition (based on WHO oral mucositis scale)
  - ➢ Painful inflammation and ulceration of oral mucosa
  - ➢ Inability to eat and/or drink

- Estimated oropharyngeal cancer (OPC) diagnoses (2020): ~40K in the US
- Consensus treatment guidelines recommend CRT to treat OPC
- Approximately 60-70% of patients receiving CRT develop SOM
  - ➢ SOM has an adverse effect on clinical outcomes

Source: Sonis *et al.*, 2004; Henke *et al.*, 2012; Sher et al., 2017; WHO; Axess Pharma; ASCO; Locust Walk Partners analysis.

Validive (Clonidine Mucobuccal Tablet; Clonidine MBT) Overview

- The active ingredient of Validive®, clonidine, is the most potent currently marketed selective α2-adrenergic receptor agonist, and has a well-established safety profile
- Clonidine MBT is a tasteless muco-adhesive buccal tablet (MBT) administered once daily, resulting in an extended release of clonidine into the local oral mucosa
  - Median duration of adhesion and dissolution in phase 2 was nine hours
- Clonidine MBT's novel formulation for clonidine delivers sustained high/local concentrations of the drug to the oropharynx while minimizing systemic absorption
  - Demonstrated in a phase 1 healthy volunteer pharmacokinetic study
- Clonidine MBT therapy is started on day 1 of radiation treatment and continued daily through the completion of treatment

Administered by affixing to upper gum



Dissolves slowly over several hours, resulting in the extended release of clonidine into the oropharynx



Phase I study comparing pharmacokinetics of oral clonidine (Catapres) to Clonidine MBT

- Phase I PK study in healthy volunteers (Vasseur et al., 2017)
  - 36 patients randomized to two doses of clonidine MBT or Catapres (clonidine oral tablet; OT)
- Daily clonidine dose for hypertension is 200-600 µg OT, which is higher than OT dose tested in Phase 1


100 µg OT
100 µg MBT
50 µg MBT
[Plasma], pg/ml
400
300
200
100
0
0
24
48
Time (h)


300,000
200,000
100,000
[Saliva], pg/ml
0
6
12
18
24
Time (h)
100 µg OT
100 µg MBT
50 µg MBT

	Saliva		
	50 µg Clonidine MBT (n=35)	100 µg Clonidine MBT (n=35)	100 µg Catapres (n=35)
C_{max} (pg/ml)	176,240.8	359,084.8	2,117.55
AUC_{04} (h*pg/ml)	1,152,045.1	2,346,857.0	12,506.67

Vasseur et al. (2017)

- Steady-state PK data from Clonidine MBT Phase 2 in HNC patients shows similar salivary and systemic exposures as observed in Phase 1

Clonidine MBT, a local inhibitor of RT-induced cytokine expression in the oral cavity

- Radiation treatment of OPC leads to local release of cytokines
  - Enhanced by addition of chemotherapy (CRT)
  - Local expression of cytokines triggers destruction of oral mucosa leading to SOM
- Pro-inflammatory cytokines are elevated in the saliva of patients with SOM
  - Increased salivary cytokines correlate with SOM in HNC patients treated with CRT (Bossi, 2016)
  - Increased expression of cytokines in oral smears from HNC patients treated with CRT (Xanthinaki, 2008)
- Macrophages mediate an early response to CRT-induced tissue damage (Smigiel, 2018)
  - Macrophages respond to tissue damage through cytokine release and initiation of inflammatory cascades that recruit antigen presenting cells (APC) and T-cells
  - Cytokine expression in macrophages mediated by α2-adrenergic receptor
- Unique mechanism of action
  - Clonidine is an α2-adrenergic receptor agonist
  - α2-adrenergic receptors on inflammatory cells mediate cytokine expression
  - Analgesic effects
- Non-immune cells are also stimulated to express cytokines in response to CRT


Normal epithelium
Phase 1 Initiation
Phase 2/3 Messaging, signaling, amplification
Phase 4 Ulceration (mucositis)
Phase 5 Healing
Radiation
Bacteria
Basal cell
Chemotherapy
Blood vessel
Inflammatory cell
Fibroblast
0-2 Days
2-10 Days
10-15 Days
14-21 Days

Source: Romero-Sandoval, A. and J.C. Eisenach (2007);
Lavand'homme, P. M. and J. C. Eisenach (2003); Bossi et al. (2016)

Data supporting choice of OPC over other forms of HNC as most likely to respond to Clonidine MBT

	Relative risk of developing mucositis in response to CRT by HNC site		
	Any OM vs. none (n=348)	Moderate/severe OM vs. none (n=269)	Severe OM vs. none (n=123)
Larynx	1.0	1.0	**1.0**
Hypopharynx	1.1 (0.4–2.7)	1.2 (0.4–3.0)	**2.0 (0.6–6.3)**
Oral cavity (OC)	2.1 (0.9–5.0)	2.2 (0.9–5.3)	**6.2 (2.3–6.8)**
Nasopharynx	6.1 (1.3–28.9)	5.6 (1.3–24.0)	**10.1 (2.1–49.9)**
Oropharynx	**4.4 (1.7–11.2)**	**4.0 (1.6–9.9)**	**6.9 (2.4–19.7)**

From Vera-Llonch, 2005

Validive Phase 2 Data Supports Further Development of the Product Candidate

- International randomized, double-blind, placebo controlled three-arm study (BA2009/28/01) of all HNC, regardless of anatomical location of disease (N=183) (Giralt et al., 2019)
  - SOM developed in fewer patients receiving Validive (45%) than in patients receiving placebo (60%)
- Very good safety profile
  - Occurrence of adverse events similar between placebo and Validive patients
- Superior outcomes and dose response observed in patients with OPC (N=64)

Reduced Incidence

- Validive has shown a reduction in the incidence of SOM in patients with OPC
- Reduced incidence of SOM may lower the risk of acute and chronic comorbidities and improve quality of life



Incidence of SOM
70%
60%
50%
40%
30%
65.2%
45.0%
38.9%
Placebo
50 µg
100 µg
Validive

Delayed Time to Onset

- Validive has demonstrated the ability to delay the time to onset of SOM
- Prolonging time to onset of SOM may lead to fewer missed chemoradiotherapy treatments, resulting in improved overall survival outcomes

Placebo	Validive 50µg	Validive 100µg
37 days	45 days	N.D.*

Decreased Duration

- Validive® has shown a decrease in the median duration of SOM in OPC patients
- Reduced duration of SOM may result in lower risk of malnourishment and feeding tube intervention, and fewer treatment terminations/delays

Placebo	Validive® 50µg	Validive® 100µg
17 days	0 days	0 days

* Not determined: median was not reached as too few patients developed SOM

Additional efficacy analysis in OPC-overview

- All secondary and exploratory endpoints collected in BA2009/028/01 were analyzed for trends in clinical benefit in patients with OPC
- OPC represented ~36% of the patients in this Phase 2 study and OC represented ~50%
- Results in the OPC subpopulation were compared either to the full population of HNC in the Phase 2 study or against OC only (depending on which TLFs were available)
- There were 64 patients total with OPC with 24 in placebo and 19 in the Validive 100 µg group
  - Statistical significance in any subgroup including OPC unlikely because trial design was not powered for this
  - Looking for alignment of trends across multiple data sets
  - QoL as reported by patient (PRO) is at least as important as WHO score in assessing efficacy for the prevention of SOM

Comparison of incidence in OC vs OPC in Phase 2

Absolute incidence of SOM

	Placebo	Validive® (50µg)	Validive® (100µg)
All HNC	60% (n=62)	45% (n=121) p=0.06 (pooled for two doses)	
Oral only	63.3% (n=30)	52% (n=26) p=0.396	52.8% (n=37) p=0.169
OPC only	65.2% (n=24)	45.0% (n=20) p=0.183	38.9% (n=19) p=0.093

Risk of onset of SOM

		Placebo	Validive® (50µg)	Validive® (100µg)
All HNC	Hazard-ratio		0.698	0.817
	95% confidence interval		[0.398 ; 1.223]	[0.493 ; 1.353]
	Log-rank p-value		p=0.199	p=0.424
Oral only	Hazard-ratio		0.858	0.839
	95% confidence interval		[0.397 ; 1.853]	[0.428; 1.644]
	Log-rank p-value		p=0.666	p=0.613
OPC only	Hazard-ratio		0.634	0.481
	95% confidence interval		[0.265;1.519]	[0.191;1.209]
	Log-rank p-value		p=0.245	p=0.104

QoL: OMDQ and FACT-G in OPC patients

OPC patient analysis: Validive 100µg MBT vs Placebo MBT	
OMDQ (MTS>2)	**FACT-G**
Mean Limitation in daily activity due to MTS score	**FACT-G mean score:**
Swallowing 2 vs 4	**Lack of energy** 1.5 vs 1.9
Drinking 2.5 vs 4	**Nausea** 0.7 vs 1.3
Eating 2.8 vs 4	**Meeting family** 1.1 vs 1.8
Talking 2 vs 4	**Pain** 1.8 vs 1.8
Sleeping 2 vs 2	**Side effects** 2 vs 1.8
	Ill 1 vs 1.6
Overall MTS (mean) 4 vs 5.3	**Spend time in bed** 0.4 vs 0.8
	FACT-G mean sub-score:
	Physical sub-score 19.25 vs 17
	Total sub-score 78.68 vs 70.20

The WHO scale has the strongest correlation with the OMDQ PRO– drinking limitation, suggesting that it may be the best objective clinical measure.

Sonis et al (Nat Rev 4:277-284, 2004) hypothesized that OM has a multifaceted mechanism of action where the early indications of the deterioration of the oral mucosa caused by cytotoxic insult may be felt by patients but may not have visible manifestations that are detectable by clinicians using the clinical scales.

OMDQ patient-reported outcomes (severe limitations) for OPC in Phase 2


A
B
C
D
E
Placebo (n=24)
Clonidine MBT 50 µg (n=21)
Clonidine MBT 100 µg (n=19)
% Patients with an event
Time since first RT (days)

OMDQ Question 3a-e when MTS>2. A) Time to onset of MTS>2; B) Severe swallowing limitation when MTS>2; C) Severe drinking limitation when MTS>2; D) Severe eating limitation when MTS>2; E) Severe talking limitation when MTS>2. Other endpoints: hospitalization, weight loss, N&V, dysphagia, opiate use all show positive trends in Validive 100 µg cohort.

OPC patient QoL assessments summary

Exploratory or secondary endpoint	Phase 2 OPC only (Clonidine 100 µg dose vs placebo)		Full phase 2 HNC population (Clonidine 100 ug dose vs placebo)	
	Placebo (n=24)	Clonidine MBT (n=19)	Placebo (n=62)	Clonidine MBT (n=65)
Risk of MTS>2		0.644 (p=0.394)		1.077 (p=0.775)
Risk of onset of severe swallowing limitation, MTS>2		0.715 (p=0.444)		1.093 (p=0.712)
Risk of onset of severe eating limitation, MTS>2		0.597 (p=0.209)		0.928 (p=0.755)
Risk of onset of severe drinking limitation, MTS>2		0.348 (p=0.023)		0.904 (p=0.703)
Risk of onset of severe talking limitation, MTS>2		0.506 (p=0.036)		1.158 (p=0.597)

OPC patient QoL assessments

Exploratory or secondary endpoint	Phase 2 OPC only (100 µg dose vs placebo)		Full phase 2 HNC population (100 ug dose vs placebo)	
	Placebo (n=24)	Clonidine MBT (n=19)	Placebo (n=62)	Clonidine MBT (n=65)
Hospitalization (total days during treatment), days	12.2	7.3 (p=0.335)	12.5	11 (p=0.626)
SOM duration (median), days[1]	41	25.5 (p=0.381)	41	36
Weight loss (>10% relative to baseline)	8	2	-7.69%	-6.14% (p=0.078)
FACT-G (total score-higher is better QoL; week 8)	70.2	78.68	72.08	74.71 (p=0.409)
Nausea (events)	22 (91.7%)	11 (57.9%)	44	30
Dysphagia (events)	13 (54.2%)	7 (36.8%)	30	21
Vomiting (events)	14 (58.3%)	6 (31.6%)	24	16

[1]In subjects that developed a SOM; median in ITT shown on slide 8

Opioid Use[1]

Opioid Use	Full phase 2 HNC population (100 ug dose vs placebo), ACTIVE CRT		Full phase 2 HNC population (Clonidine 100 ug dose vs placebo), POST CRT	
	Placebo (n=62)	Clonidine MBT (n=65)	Placebo (n=62)	Clonidine MBT (n=65)
No opioids	32	34 (p=0.865)	37	43 (p=0.381)
Total cumulative Dose (Morphine Equivalent Units)	625	415.49 (p=0.971)	212	76 (p=0.248)

[1]Full population only; OPC only data was not analyzed

Feeding Tube Dependence

Exploratory or secondary endpoint	Phase 2 OPC only (100 µg dose vs placebo)		Full phase 2 HNC population (100 ug dose vs placebo)	
	Placebo (n=24)	Clonidine MBT (n=19)	Placebo (n=62)	Clonidine MBT (n=65)
Feeding tube dependence (at start of CRT)	6	2 (p=0.27)	14	13 (p=0.722)
Feeding Tube Dependence (onset during CRT)	11	4 (0.091)	23	18 (p=0.251)

[1]Prophylactic PEG was more prevalent during the time this trial took place; exclusion criteria in MNPR-301-001 (VOICE)

Dry Mouth (xerostomia)

Exploratory or secondary endpoint	Phase 2 OPC only (100 µg dose vs placebo)		Full phase 2 HNC population (100 ug dose vs placebo)	
	Placebo (n=24)	Clonidine MBT (n=19)	Placebo (n=62)	Clonidine MBT (n=65)
Dysgeusia	5	3	12	11
Odynophagia	3	3	8	14
Dry mouth (xerostomia)	7	3	17	17

Conclusions

- A subgroup analysis comparing the effects of clonidine MBT on SOM in patients with OPC in a completed phase 2 all-HNC population was conducted
- The analysis was initiated based on a relatively higher risk of developing SOM in patients with OPC compared to other HNC and based on the origination of many OPC tumor in lymphoid regions containing a high prevalence of macrophages
- The goal was to see whether the totality of data would support focusing the next clonidine MBT clinical study only in OPC patients
- Multiple data readouts were evaluated and the requirement for all the data favoring OPC patients (no dredging) was met
- A Phase 2b/3 trial evaluating clonidine MBT as a preventive agent for SOM in patients with OPC receiving CRT was initiated in December, 2020; this trial (NCT04648020) is currently accruing patients and expanding sites.